Capital and Financial Risk Management	12 Months Ended
Dec. 31, 2017
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Capital and Financial Risk Management

22. Capital and Financial Risk Management

Capital management

Overall summary

The primary objectives of CRH’s capital management strategy are to ensure that the Group maintains a strong credit rating to support its business and to create shareholder value by managing the debt and equity balance and the cost of capital. No changes were made in the objectives, policies or processes for managing capital during 2017.

The Board periodically reviews the capital structure of the Group, including the cost of capital and the risks associated with each class of capital. The Group manages and, if necessary, adjusts its capital structure taking account of underlying economic conditions; any material adjustments to the Group’s capital structure in terms of the relative proportions of debt and equity are approved by the Board. In order to maintain or adjust the capital structure, the Group may issue new shares, dispose of assets, amend investment plans, alter dividend policy or return capital to shareholders.

The Group is committed to optimising the use of its balance sheet within the confines of the overall objective to maintain an investment grade credit rating. Dividend cover for the year ended 31 December 2017 amounted to 3.34 times (2016: 2.31 times).

The capital structure of the Group, which comprises net debt and capital and reserves attributable to the Company’s equity holders, may be summarised as follows:

	2017 €m	2016 €m
Capital and reserves attributable to the Company’s equity holders	14,491	13,895
Net debt	5,796	5,297
Capital and net debt	20,287	19,192

Financial risk management objectives and policies

The Group uses financial instruments throughout its businesses: interest-bearing loans and borrowings, cash and cash equivalents and finance leases are used to finance the Group’s operations; trade receivables and trade payables arise directly from operations; and derivatives, principally interest rate and currency swaps and forward foreign exchange contracts, are used to manage interest rate risks and currency exposures and to achieve the desired profile of borrowings. The Group does not trade in financial instruments nor does it enter into any leveraged derivative transactions.

The Group’s corporate treasury function provides services to the business units, co-ordinates access to domestic and international financial markets, and monitors and manages the financial risks relating to the operations of the Group. The Group Treasurer reports to the General Manager of Finance and the activities of the corporate treasury function are subject to regular internal audit. Systems and processes are in place to monitor and control the Group’s liquidity risks. The Group’s net debt position forms part of the monthly documentation presented to the Board.

The main risks attaching to the Group’s financial instruments are interest rate risk, foreign currency risk, credit risk and liquidity risk. Commodity price risk arising from financial instruments is of minimal relevance given that exposure is confined to a small number of contracts entered into for the purpose of hedging future movements in energy costs. The Board reviews and agrees policies for the prudent management of each of these risks as documented below.

Interest rate risk

The Group’s exposure to market risk for changes in interest rates stems predominantly from its long-term debt obligations. Interest cost is managed using a mix of fixed and floating rate debt. With the objective of managing this mix in a cost-efficient manner, the Group enters into interest rate swaps, under which the Group contracts to exchange, at predetermined intervals, the difference between fixed and variable interest amounts calculated by reference to a pre-agreed notional principal. Such contracts enable the Group to mitigate the risk of changing interest rates on the fair value of issued fixed rate debt and the cash flow exposures of issued floating rate debt.

The majority of these swaps are designated under IAS 39 Financial Instruments: Recognition and Measurement to hedge underlying debt obligations and qualify for hedge accounting; undesignated financial instruments are termed “not designated as hedges” in the analysis of derivative financial instruments presented in note 25.

The following table demonstrates the impact on profit before tax and total equity of a range of possible changes in the interest rates applicable to net floating rate borrowings, with all other variables held constant. These impacts are calculated based on the closing balance sheet for the relevant period and assume all floating interest rates and interest curves change by the same amount. For profit before tax, the impact shown is the impact on closing balance sheet floating rate net debt for a full year while for total equity the impact shown is the impact on the value of financial instruments.

Percentage change in cost of borrowings (i)		+/- 1%	+/- 0.5%
Impact on profit before tax	2017	+/- €6m	+/- €3m
	2016	+/- €6m	+/- €3m
	2015	-/+ €15m	-/+ €7m

Impact on total equity	2017	-/+ €0.4m	-/+ €0.2m
	2016	-/+ €1m	-/+ €0.5m
	2015	-/+ €7m	-/+ €4m

(i)	Sensitivity analysis for cost of borrowing has been presented for continuing operations only.

Foreign currency risk

Due to the nature of building materials, which in general have a low value-to-weight ratio, the Group’s activities are conducted primarily in the local currency of the country of operation resulting in low levels of foreign currency transaction risk; variances arising in this regard are reflected in operating costs or cost of sales in the Consolidated Income Statement in the period in which they arise.

Given the Group’s presence in 32 countries worldwide, the principal foreign exchange risk arises from fluctuations in the euro value of the Group’s net investment in a wide basket of currencies other than the euro; such changes are reported separately within the Consolidated Statement of Comprehensive Income. A currency profile of the Group’s net debt and net worth is presented in note 21. The Group’s established policy is to spread its net worth across the currencies of its various operations with the objective of limiting its exposure to individual currencies and thus promoting consistency with the geographical balance of its operations. In order to achieve this objective, the Group manages its borrowings, where practicable and cost effective, to hedge a portion of its foreign currency assets. Hedging is done using currency borrowings in the same currency as the assets being hedged or through the use of other hedging methods such as currency swaps.

The following table demonstrates the sensitivity of profit before tax and equity to selected movements in the relevant euro/US Dollar exchange rate (with all other variables held constant); the US Dollar has been selected as the appropriate currency for this analysis given the materiality of the Group’s activities in the US. The impact on profit before tax is based on changing the euro/US Dollar exchange rate used in calculating profit before tax for the period. The impact on total equity and financial instruments is calculated by changing the euro/US Dollar exchange rate used in measuring the closing balance sheet.

Percentage change in relevant €/US$ exchange rate (i)		+/- 5%	+/- 2.5%
Impact on profit before tax	2017	-/+ €53m	-/+ €27m
	2016	-/+ €54m	-/+ €27m
	2015	-/+ €27m	-/+ €14m

Impact on total equity*	2017	-/+ €291m	-/+ €146m
	2016	-/+ €275m	-/+ €137m
	2015	-/+ €230m	-/+ €115m

* Includes the impact on financial instruments which is as follows:	2017	+/- €165m	+/- €82m
	2016	+/- €146m	+/- €73m
	2015	+/- €181m	+/- €91m

(i)	Sensitivity analysis for exchange rates has been presented for continuing operations only.

Financial instruments include deposits, money market funds, bank loans, medium-term notes and other fixed term debt, interest rate swaps, commodity swaps and foreign exchange contracts. They exclude trade receivables and trade payables.

Credit/counterparty risk

In addition to cash at bank and in hand, the Group holds significant cash balances which are invested on a short-term basis and are classified as cash equivalents (see note 23). These deposits and other financial instruments (principally certain derivatives and loans and receivables included within financial assets) give rise to credit risk on amounts due from counterparty financial institutions (stemming from their insolvency or a downgrade in their credit ratings). Credit risk is managed by limiting the aggregate amount and duration of exposure to any one counterparty primarily depending on its credit rating and by regular review of these ratings. Acceptable credit ratings are high investment-grade ratings - in general - counterparties have ratings of A3/A- or higher from Moody’s/Standard & Poor’s ratings agencies. The maximum exposure arising in the event of default on the part of the counterparty (including insolvency) is the carrying value of the relevant financial instrument.

In its worldwide insurance programme, the Group carries appropriate levels of insurance for typical business risks (including product liability) with various leading insurance companies. However, in the event of the failure of one or more of its insurance counterparties, the Group could be impacted by losses where recovery from such counterparties is not possible.

Credit risk arising in the context of the Group’s operations is not significant with the total bad debt provision at the balance sheet date amounting to 4.1% of gross trade receivables (2016: 4.3%). Customer credit risk is managed at appropriate Group locations according to established policies, procedures and controls. Customer credit quality is assessed in line with strict credit rating criteria and credit limits are established where appropriate. Outstanding customer balances are regularly monitored and a review for indicators of impairment (evidence of financial difficulty of the customer, payment default, breach of contract etc.) is carried out at each reporting date. Significant balances are reviewed individually while smaller balances are grouped and assessed collectively. Receivables balances are in general unsecured and non-interest-bearing. The trade receivables balances disclosed in note 18 comprise a large number of customers spread across the Group’s activities and geographies with balances classified as “neither past due nor impaired” representing 64% of the total trade receivables balance at the balance sheet date (2016: 68%); amounts receivable from related parties (notes 18 and 33) are immaterial. Factoring and credit guarantee arrangements are employed in certain of the Group’s operations where deemed to be of benefit by operational management.

Liquidity risk

The principal liquidity risks faced by the Group stem from the maturation of debt obligations and derivative transactions. A downgrade of CRH’s credit ratings may give rise to increases in funding costs in respect of future debt and may impair the Group’s ability to raise funds on acceptable terms. The Group’s corporate treasury function ensures that sufficient resources are available to meet such liabilities as they fall due through a combination of cash and cash equivalents, cash flows and undrawn committed bank facilities. Flexibility in funding sources is achieved through a variety of means including (i) maintaining cash and cash equivalents only with a diverse group of highly-rated counterparties; (ii) limiting the annual maturity of such balances; (iii) borrowing the bulk of the Group’s debt requirements under committed bank lines or other term financing; and (iv) having surplus committed lines of credit.

The undrawn committed facilities available to the Group as at the balance sheet date are quantified in note 24; these facilities span a wide number of highly-rated financial institutions thus minimising any potential exposure arising from concentrations in borrowing sources. The repayment schedule (analysed by maturity date) applicable to the Group’s outstanding interest-bearing loans and borrowings as at the balance sheet date is also presented in note 24.

The Group has an €8 billion Euro Medium-Term Note (EMTN) Programme in place, which along with a €1.5 billion Euro Commercial Paper Programme and a US$1.5 billion US Dollar Commercial Paper Programme means we have framework programmes in the money and capital markets in place that allow the Group to issue in the relevant markets within a short period of time.

Commodity price risk

The fair value of derivatives used to hedge future energy costs was €11 million favourable as at the balance sheet date (2016: €2 million unfavourable).

The tables below show the projected contractual undiscounted total cash outflows (principal and interest) arising from the Group’s trade and other payables, gross debt and derivative financial instruments. The tables also include the gross cash inflows projected to arise from derivative financial instruments. These projections are based on the interest and foreign exchange rates applying at the end of the relevant financial year.

	Within 1 year €m	Between 1 and 2 years €m	Between 2 and 3 years €m	Between 3 and 4 years €m	Between 4 and 5 years €m	After 5 years €m	Total €m
At 31 December 2017

Financial liabilities - cash outflows

Trade and other payables	4,534	126	38	20	16	36	4,770

Finance leases	3	2	2	1	1	3	12

Other interest-bearing loans and borrowings	320	501	751	934	362	5,082	7,950

Interest payments on finance leases	1	-	-	-	-	2	3

Interest payments on other interest-bearing loans and borrowings (i)	283	260	231	200	184	1,381	2,539

Cross-currency swaps - gross cash outflows	2,391	-	-	-	-	-	2,391
Gross projected cash outflows	7,532	889	1,022	1,155	563	6,504	17,665

Derivative financial instruments - cash inflows

Interest rate swaps - net cash inflows (ii)	(26)	(14)	(13)	(13)	(13)	(16)	(95)

Cross-currency swaps - gross cash inflows	(2,399)	-	-	-	-	-	(2,399)
Gross projected cash inflows	(2,425)	(14)	(13)	(13)	(13)	(16)	(2,494)

The equivalent disclosure for the prior year is as follows:

At 31 December 2016

Financial liabilities - cash outflows

Trade and other payables	4,815	311	46	72	14	41	5,299

Finance leases	2	2	2	2	1	5	14

Other interest-bearing loans and borrowings	280	620	501	751	980	4,589	7,721

Interest payments on finance leases	1	1	1	1	-	2	6

Interest payments on other interest-bearing loans and borrowings (i)	279	278	228	198	166	1,154	2,303

Cross-currency swaps - gross cash outflows	2,904	-	-	-	-	-	2,904
Gross projected cash outflows	8,281	1,212	778	1,024	1,161	5,791	18,247

Derivative financial instruments - cash inflows

Interest rate swaps - net cash inflows (ii)	(30)	(30)	(17)	(16)	(16)	(45)	(154)

Cross-currency swaps - gross cash inflows	(2,894)	-	-	-	-	-	(2,894)
Gross projected cash inflows	(2,924)	(30)	(17)	(16)	(16)	(45)	(3,048)

(i)	At 31 December 2017 and 31 December 2016, a portion of the Group’s long-term debt carried variable interest rates. The Group uses the interest rates in effect on 31 December to calculate the interest payments on the long-term debt for the periods indicated.

(ii)	The Group uses interest rate swaps to help manage its interest cost. Under these contracts the Group has agreed to exchange at predetermined intervals, the difference between fixed and variable interest amounts calculated by reference to a pre-agreed notional principal. The Group uses the interest rates in effect on 31 December to calculate the net interest receipts or payments on these contracts.